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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1997
                                                         ----------------


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


     DELAWARE                     33-72806, 33-94784                 33-0592719
     --------                     ------------------                 ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (I.R.S. EMPLOYER
OF INCORPORATION)                     NUMBERS)               IDENTIFICATION NO.)



                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JANUARY 15, 1997 Distribution Date for the Collection Period ending DECEMBER 31, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


                                        2

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)


Dated:  January 15, 1997                     By:  HIROSHI TANAKA
        ----------------                          --------------
                                             Name: Hiroshi Tanaka
                                             Title:   Secretary and Treasurer


                                        3

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                                INDEX TO EXHIBITS


                                                               SEQUENTIALLY
EXHIBIT                                                         NUMBERED
NUMBER                         EXHIBIT                            PAGE

   5.1               Monthly Servicer's Certificate
                     with respect to the JANUARY 15, 1997
                     Distribution Date for the Collection
                     Period ending DECEMBER 31, 1996.





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